Exhibit 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED WAIVER
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”) dated as of June 16, 2010, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower informed the Administrative Agent by letter dated June 11, 2010 that Events of Default have occurred and are continuing under Section 8.01(b) of the Credit Agreement as a result of the entry by one or more Loan Parties into certain lease agreements containing provisions prohibiting such Loan Parties from granting Liens on such lease agreements and the properties subject thereto (as more fully described on Exhibit A hereto, the “Subject Properties”) in violation of Section 7.09(a)(iii) of the Credit Agreement (the “Specified Events of Default”);
     WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders (a) amend the Credit Agreement in certain respects and (b) waive the Specified Events of Default; and
     WHEREAS, the Administrative Agent and the Majority Lenders have agreed, subject to the terms and conditions hereinafter set forth, to (a) amend the Credit Agreement as provided herein and (b) waive the Specified Events of Default.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Majority Lenders, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Burdensome Agreements. Section 7.09 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
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     7.09 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that, whether expressly or in effect, (a) limits the ability (i) of any Restricted Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Restricted Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens in favor of the Administrative Agent or the Lenders on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge created, incurred or provided (A) in favor of any holder of Indebtedness permitted under Section 7.03 solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness and/or the proceeds thereof or (B) with respect to properties and reserves that are not Borrowing Base Properties and are not included in the most recent Engineering Report delivered pursuant to Section 3.01; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.
SECTION 2. Limited Waiver. Subject to the satisfaction of each of the conditions set forth in Section 4 of this Amendment, the Majority Lenders hereby waive the Specified Events of Default and the applicability of Section 7.09 of the Credit Agreement with respect to the Subject Properties until the next Redetermination Date. By its signature below, the Borrower agrees that, except as expressly provided above, nothing herein shall be construed as a continuing waiver of any provision of the Credit Agreement or any other Loan Document. Nothing contained herein shall obligate the Lenders to grant any additional waiver with respect to Section 7.09 of the Credit Agreement or of any other provision of the Credit Agreement or any other Loan Document.
SECTION 3. Release of Subject Properties. Upon the satisfaction of each of the conditions set forth in Section 4 of this Amendment, the Majority Lenders hereby authorize the Administrative Agent to release all of the Liens and security interests granted by the Loan Parties to the Administrative Agent on the Subject Properties.
SECTION 4. Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment, the limited waiver set forth in Section 2 of this Amendment and the authorization set forth in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.
     4.1 Execution and Delivery. Each Loan Party and the Majority Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.
     4.2 No Default. Other than the Specified Events of Default, no Default shall have occurred and be continuing.
     4.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as
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the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     4.4 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Administrative Agent retained at the expense of the Borrower.
SECTION 5. Representations and Warranties of the Borrower. To induce the Majority Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:
     5.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments and the limited waiver contained herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
     5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no approval, consent or action by or in respect of, or filing with, any court or agency of government.
     5.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 6. Miscellaneous.
     6.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or, except as expressly provided herein, the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is
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a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     6.3 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     6.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Majority Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     6.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     6.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
     6.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.
     [Remainder of Page Intentionally Blank. Signature Pages Follow.]
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IN WITNESS WHEREOF, the parties have caused this Third Amendment to Amended and Restated Credit Agreement and Limited Waiver to be duly executed as of the date first above written.

BORROWER: CONCHO RESOURCES INC., a Delaware corporation
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Mark E. Olsen
Mark E. Olson
Vice President

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Mark E. Olsen
Mark E. Olson
Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

BANK OF AMERICA, N.A., as Syndication Agent and a Lender
By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

BNP PARIBAS, as a Co-Documentation Agent and a Lender
By:	/s/ Betsey Jocher
	Name:	Betsey Jocher
	Title:	Vice President

By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Managing Director

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH), as a Co-Documentation Agent and a Lender
By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

ING CAPITAL LLC, as a Co-Documentation Agent and a Lender
By:	/s/ Richard Ennis
	Name:	Richard Ennis
	Title:	Managing Director

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

UNION BANK, N.A., as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

BANK OF SCOTLAND plc, as a Lender
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

COMPASS BANK, as a Lender
By:	/s/ Kathleen J. Brown
	Name:	Kathleen J. Brown
	Title:	Senior Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

KEY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Vice President / Portfolio Manager

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:
	Name:	Masakazu Hasegawa
	Title:	General Manager

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Donovan Broussard
	Name:	Donovan Broussard
	Title:	Managing Director

By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

SUNTRUST BANK, as a Lender
By:	/s/ Greg Magnuson
	Name:	Greg Magnuson
	Title:	Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

STERLING BANK, as a Lender
By:
	Name:	Jeff Forbis
	Title:	Senior Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

BANK OF TEXAS, N.A., as a Lender
By:	/s/ J. Michael Delbridge
	Name:	J. Michael Delbridge
	Title:	Senior Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

CITIBANK, N.A. (formerly Citibank Texas, N.A.), as a Lender
By:	/s/ Gary T. Brednich
	Name:	Gary T. Brednich
	Title:	Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

THE FROST NATIONAL BANK, as a Lender
By:
	Name:	Alex Zemkoski
	Title:	Vice President

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Signature Page

CONSENT AND REAFFIRMATION
     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Third Amendment to Amended and Restated Credit Agreement and Limited Waiver (the “Third Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Third Amendment.

GUARANTORS: COG OPERATING LLC, a Delaware limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

COG REALTY LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

CONCHO ENERGY SERVICES LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Consent and Reaffirmation

QUAIL RANCH LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Consent and Reaffirmation

EXHIBIT A
SUBJECT PROPERTIES
1. Oil and Gas Lease, dated as of June 1, 2008, by and between Chevron U.S.A. Inc., Henry Petroleum LP and Henry Equity LLC covering the W/2 and SE/4, Section 47, Blk 42, T-3-S, T&P RRy Co. Survey, Ector County, Texas.
2. Oil and Gas Lease, dated as of June 1, 2008, by and between Chevron U.S.A. Inc., Henry Petroleum LP and Henry Equity LLC, covering all of Section 27, Blk 42, T-3-S, T&P RRy Co. Survey, Ector County, Texas.
3. Oil and Gas Lease, dated as of November 2, 2009, by and between Chevron U.S.A. Inc., Chevron Midcontinent, L.P. and COG Operating LLC covering the N/2 SE/4 and E/2 SW/4 of Section 45, Blk 41, T-4-S, T&P RRy Co. Survey, Upton County, Texas.

Third Amendment to Amended and Restated Credit Agreement and Limited Waiver
Exhibit A